     MORGAN STANLEY INSTITUTIONAL FUNDS, TRUST - LIMITED DURATION PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

                                                                        Amount of     % of      % of
                                          Offering          Total        Shares     Offering    Funds
  Security      Purchase/     Size of     Price of        Amount of     Purchased   Purchased   Total                    Purchased
  Purchased    Trade Date    Offering      Shares         Offering       By Fund     By Fund    Assets      Brokers         From
  ---------    ----------    --------     --------    ---------------   ---------   ---------   ------  --------------  ------------
    Tyco        07/09/08         -        $99.970     $300,000,000.00     1,350,000   0.45%     0.18%        Goldman,         UBS
 Electronics                                                                                                Sachs &         Warburg
  Group SA                                                                                                 Co., Banc
Noted 5.950%                                                                                               of America
     due                                                                                                   Securities
 01/15/2014                                                                                                LLC, Citi,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                          securities,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                              UBS
                                                                                                           Investment
                                                                                                             Bank,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                              BNP
                                                                                                            PARIBAS,
                                                                                                           JPMorgan,
                                                                                                             Lehman
                                                                                                            Brothers